UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2023

LINKBANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-41505	82-5130531
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1250 Camp Hill Bypass, Suite 202, Camp Hill, Pennsylvania	17011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 569-2265

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	LNKB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective February 21, 2023, Wesley M. Weymers retired from the Board of Directors of LINKBANCORP, Inc. (the “Company”) and from his position as Executive Chairman of LINKBANK, the wholly subsidiary of the Company (the “Bank”). Mr. Wesley did not cite any disagreements with the Company or the Bank in connection with his retirement.

On February 21, 2023, the Company and the Bank entered into a Retirement Separation Agreement (the “Agreement”) with Mr. Weymers. Under the Agreement, which supersedes and fully replaces his existing Employment Agreement, dated December 10, 2020, Mr. Weymers will receive a lump sum payment of $620,500 subject to required tax withholding, payable within five (5) business days following Mr. Weymers’ retirement date, and a second lump sum payment of $620,500, subject to required tax withholding, payable within five (5) business days of the one-year anniversary of Mr. Weymers retirement date. In addition, provided that he timely elects continued coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), Mr. Weymers will receive continued health and welfare benefits through March 6, 2024, which period shall run concurrently with the applicable COBRA period. In further consideration of payments and benefits under the Agreement, Mr. Weymers has agreed that for a period of twelve months he will remain available to provide consulting services to the Company and the Bank and will be subject to a three-year non-solicitation covenant and a three-year non-competition covenant.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, attached hereto as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. None.

(b)	Pro forma financial information. None.

(c)	Shell company transactions: None.

(d)	Exhibits.

10.1	Retirement Separation Agreement for Wesley M. Weymers

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LINKBANCORP, INC.

DATE: February 22, 2023	By:	/s/ Carl D. Lundblad
Carl D. Lundblad
President